Exhibit 10.10

Data Access & Analytics Service Agreement

This Data Access & Analytics Service Agreement (“Agreement”) is entered into as of November 15, 2025 (“Effective Date”), by and between:

MYX, Inc.

A Wyoming corporation

Principal office: 1325 Avenue of the Americas, 4th Floor, New York, NY 10019, USA

Telephone: +1 (323) 283-5054

Email: management@legalstage.org

(“Service Provider”)

and

Lone Star Creative Solutions LLC

A Texas limited liability company

Principal office: 815 Brazos Street, Suite 500, Austin, Texas 78701, USA

Email: info@lonestarcreatives.com

(“Client”)

1. Scope of Services

Service Provider shall provide Client with access-based analytical services derived from aggregated platform activity (“Services”), consisting of the following:

1.1 Anonymized Trend Insights

Access to periodic analytical summaries reflecting aggregated and anonymized trends observed across the MYX platform, including thematic, geographic, and sector-level patterns.

1.2 Behavioral Analytics

Access to high-level behavioral analytics derived from platform usage, presented in aggregated form and designed to illustrate general engagement dynamics, interaction flows, and usage tendencies across the platform ecosystem.

1.3 Market Signal Dashboards

Access to digital dashboards presenting synthesized market signals generated from platform activity, including directional indicators, emerging topic clusters, and activity momentum metrics.

All Services are based exclusively on aggregated, anonymized, and non-identifiable data and do not include client-specific data or personally identifiable information.

2. Term

The term of this Agreement shall be twelve (12) months, commencing on November 15, 2025 and ending on November 14, 2026 (“Term”).

3. Fees and Payment

3.1 Service Fee

Client agrees to pay Service Provider a fixed fee of USD 12,500 (“Service Fee”) for access to the Services during the Term.

3.2 Invoicing and Payment

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The Service Fee shall be invoiced upon execution of this Agreement and shall be payable within fifteen (15) days of the invoice date by wire transfer or ACH to an account designated by Service Provider.

4. Revenue Recognition and Access-Based Delivery

The parties acknowledge and agree that:

The Service Fee represents payment for time-based access to the Services throughout the Term.

Revenue shall be recognized ratably over the Term as access to the Services is provided, in accordance with U.S. GAAP (ASC 606).

Any portion of the Service Fee billed or received prior to the delivery of Services shall be recorded as deferred (unearned) revenue until earned.

5. Nature of Services and Limitations

The Services consist solely of informational and analytical outputs derived from aggregated platform activity.

Service Provider makes no representations or guarantees regarding accuracy, completeness, predictive value, or business outcomes arising from the use of the Services.

6. Intellectual Property

All methodologies, analytical frameworks, dashboards, platform tools, and underlying intellectual property remain the exclusive property of Service Provider.

Client is granted a limited, non-exclusive, non-transferable right to access and view the Services solely for internal business purposes during the Term.

7. Confidentiality

Each party shall maintain the confidentiality of any non-public information received in connection with this Agreement and shall not disclose such information to third parties without prior written consent, except as required by law.

8. Limitation of Liability

Service Provider’s total cumulative liability under this Agreement shall not exceed the Service Fee actually paid by Client under this Agreement.

9. Independent Contractors

The parties are independent contractors. Nothing in this Agreement shall be deemed to create any partnership, joint venture, agency, or fiduciary relationship.

10. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming, USA, without regard to conflict-of-laws principles.

11. Entire Agreement

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior discussions, proposals, or understandings, whether written or oral.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date first written above.

MYX, Inc.

By: /s/ Tatyana Muyingo

Name: Tatyana Muyingo

Title: CEO

Date: November 15, 2025

Lone Star Creative Solutions LLC

By: /s/ Conrad Brewerton

Name: Conrad Brewerton

Title: CEO

Date: November 15, 2025

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